Exhibit 10.34
CHANGE ORDER
Third Berth Soil Preparation Provisional Sum Interim Adjustment Change Order

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00030 DATE OF CHANGE ORDER: September 16, 2020

The Agreement between the Parties listed above is changed as follows:

1.Pursuant to the instructions in the Soils Preparation Provisional Sum in Section 2.6 of Attachment EE, Schedule EE-4 of the Agreement, this Change Order amends the Soils Preparation Provisional Sum amount based on the Final Soils Preparation Basis Documents.

2.The Soils Preparation Provisional Sum in Section 2.6 of Attachment EE, Schedule EE-4 of the Agreement prior to this Change Order was Five Million, Six Hundred Seventeen Thousand U.S. Dollars (U.S. $5,617,000). The Soils Preparation Provisional Sum is hereby increased by One Million, Nine Hundred Eighty-Three Thousand, Two Hundred Sixty U.S. Dollars (U.S. $1,983,260) and the new value as amended by this Change Order shall be Seven Million, Six Hundred Thousand, Two Hundred Sixty U.S. Dollars (U.S. $7,600,260).

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

5.The final adjustment to the Soils Preparation Provisional Sum actual costs incurred will be made in accordance with Section 2.6 of Attachment EE, Schedule EE-4 of the Agreement.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28 & 29)	$(16,842,054)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$2,000,050,519
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$2,000,050,519

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-27)	$6,111,453
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$463,807,453
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be increased by this Change Order..................	$1,983,260
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$465,790,713

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,463,857,972
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11).........	$1,983,260
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,465,841,232

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
~~[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: /s/MDR Contractor /s/DC Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
September 29, 2020	September 17, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Provisional Sum Consolidation (PAB, Taxes & Insurance)

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00031 DATE OF CHANGE ORDER: October 02, 2020

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), the Parties agree this Change Order combines the following Provisional Sum Items from Schedule EE-4 of Attachment EE of the Agreement for Subproject 6(b) to Schedule EE-2 of Attachment EE of the Agreement for Subproject 6(a).

1.1.Louisiana Sales and Use Tax Provisional Sum

The current Aggregate Provisional Sum in Section 2.1 of Schedule EE-2 of Attachment EE of the Agreement contains a Provisional Sum of Thirty-Five Million, One Hundred Ninety-Five Thousand, Seven Hundred Ninety-Two U.S. Dollars (U.S. $35,195,792) for Louisiana Sales and Use Taxes arising in connection with the Work (“Louisiana Sales and Use Tax Provisional Sum”) for Subproject 6(a).

The current Aggregate Provisional Sum in Section 2.1 of Schedule EE-3 of Attachment EE of the Agreement contains a Provisional Sum of Seven Million, Three Hundred Forty-Eight Thousand U.S. Dollars (U.S. $7,348,000) for Louisiana Sales and Use Taxes arising in connection with the Work (“Louisiana Sales and Use Tax Provisional Sum”) for Subproject 6(b).

By way of this Change Order, the Louisiana Sales and Use Tax Provisional Sum in Section 2.1 of Schedule EE-3 of Attachment EE of the Agreement shall be decreased by Seven Million, Three Hundred Forty-Eight Thousand U.S. Dollars (U.S. $7,348,000), and transferred to the Louisiana Sales and Use Tax Provisional Sum in Section 2.1 of Schedule EE-2 of Attachment EE of the Agreement, and the new value of the Aggregate Louisiana Sales and Use Tax Provisional Sum is Forty-Two Million, Five Hundred Forty-Three Thousand, Seven Hundred Ninety-Two U.S. Dollars (U.S. $42,543,792).

1.2.Performance and Attendance Bonus (“PAB”) Provisional Sum

The current Aggregate Provisional Sum in Section 2.2 of Schedule EE-2 of Attachment EE of the Agreement contains a Provisional Sum of Thirty-Seven Million U.S. Dollars (U.S. $37,000,000) for craft compensation in order to attract and retain qualified craft (“Performance and Attendance Bonus Provisional Sum”) for Subproject 6(a).

The current Aggregate Provisional Sum in Section 2.2 of Schedule EE-3 of Attachment EE of the Agreement contains a Provisional Sum of Five Million U.S. Dollars (U.S. $5,000,000) for craft compensation in order to attract and retain qualified craft (“Performance and Attendance Bonus Provisional Sum”) for Subproject 6(b).

By way of this Change Order, the Performance and Attendance Bonus Provisional Sum Provisional Sum in Section 2.2 of Schedule EE-3 of Attachment EE of the Agreement shall be decreased by Five Million U.S. Dollars (U.S. $5,000,000), and transferred to the Performance and Attendance Bonus Provisional Sum in Section 2.2 of Schedule EE-2 of Attachment EE of the Agreement, and the new value of the Aggregate Performance and Attendance Bonus Provisional Sum is Forty-Two Million U.S. Dollars (U.S. $42,000,000).

1.3.Insurance Provisional Sum

The current Aggregate Provisional Sum in Section 2.3 of Schedule EE-2 of Attachment EE of the Agreement Aggregate Provisional Sum contains a Provisional Sum of Thirty-Four Million, Two Hundred Forty-Four Thousand, Eight Hundred Fifty U.S. Dollars (U.S.$34,244,850) (“Insurance Provisional Sum”) for the cost of insurance premiums for Subproject 6(a).

The current Aggregate Provisional Sum in Section 2.3 of Schedule EE-3 of Attachment EE of the Agreement Aggregate Provisional Sum contains a Provisional Sum of Five Million, Five Hundred Ninety-Six Thousand U.S. Dollars (U.S. $5,596,000) (“Insurance Provisional Sum”) for the cost of insurance premiums for Subproject 6(b).

By way of this Change Order, the Insurance Provisional Sum Provisional Sum in Section 2.3 of Schedule EE-3 of Attachment EE of the Agreement shall be decreased by Five Million, Five Hundred Ninety-Six Thousand U.S. Dollars (U.S. $5,596,000), and transferred to the Insurance Provisional Sum in Section 2.3 of Schedule EE-2 of Attachment EE of the Agreement, and the new value of the Aggregate Insurance Provisional Sum is Thirty-Nine Million, Eight Hundred Forty Thousand, Eight Hundred Fifty U.S. Dollars (U.S. $39,840,850).

2.The summary of costs associated with this Change Order is provided in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule for Subproject 6(b)) and Schedule C-4 (Monthly Payment Schedule for Subproject 6(b)) of Attachment C of the Agreement will be amended as shown in Exhibit B and Exhibit C of this Change Order.

4.The final adjustment to the Louisiana Sales and Use Tax Provisional Sum, Performance and Attendance Bonus Provisional Sum, and Insurance Provisional Sum will be made in accordance with Schedule EE-2 of Attachment EE of the Agreement.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28 & 29)	$(16,842,054)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$2,000,050,519
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$17,944,000
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$2,017,944,519

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-27 & 30)	$8,094,713
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$465,790,713
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be decreased by this Change Order.................	$(17,944,000)
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$447,846,713

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,465,841,232
15.	The Contract Price will be unchanged by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$—
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,465,841,232

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified : N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
October 9, 2020	October 2, 2020
Date of Signing	Date of Signing

CHANGE ORDER
COVID-19 Impacts

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00032 DATE OF CHANGE ORDER: October 02, 2020

The Agreement between the Parties listed above is changed as follows:
1.Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s actual costs incurred from March 2020 through July 2020 and forecasted costs from August 2020 through December 2020, both in response to the novel coronavirus (COVID-19) outbreak event.

This Change Order is based on the following assumptions and qualifications through the end of December 2020:
i.Contractor’s Houston home office personnel have worked and shall continue working effectively remotely until such time the office is safe to re-open according to federal, state and local government officials’ orders and Bechtel policies.

ii.Contractor has been able to keep the Jobsite open throughout the event and shall continue doing so, to the extent reasonably possible, to advance the Work at the current rate of progress (or better if possible), with no planned shutdown in 2020.

iii.Contractor shall continue to put forth diligent mitigation efforts to minimize impacts caused by the event to the extent reasonably practical, including but not limited to: increased craft professional hours for additional cleaning, disinfecting, etc.; increased bussing services to support social distancing; additional cleaning stations, waste management services, etc.; quarantine requirements for supplier technical support (international and others); continued COVID-19 testing costs and hours (excluding quarantine time); increased professional staff for contact tracing efforts; and additional safety PPE, communication materials (e.g., posters, signs, etc.).

iv.No major COVID-19 infection outbreak on the Jobsite resulting in: (i) Site shutdown of all or critical scopes of the Work; or (ii) absenteeism at or above the twenty percent (20%) level for a sustained duration of more than four (4) Weeks. Should either of these triggers occur, the Parties shall jointly collaborate on mitigation actions and plans for shutdown accordingly.

v.Existing government (local, state and/or federal) guidelines, executive orders, actions or directives as of 31 July 2020 shall remain unchanged through the end of December 2020. New government orders shall be subject to separate notices and Change Orders, if applicable.

vi.Owner’s operations and other professional staff personnel shall continue to support the Contractor’s activities for the Project in support of the Work.

vii.Subcontractors and Suppliers shall continue to provide uninterrupted support for construction activities either at Site or remotely if possible.

viii.Any changes in the above assumptions and qualifications and additional costs beyond 2020 are excluded from this Change Order; and may be part of a separate Change Order in accordance with Article 6.2 of the Agreement.

2.Contractor has not experienced schedule impacts on the critical path of the CPM Schedule through 31 July 2020; and should all the qualifications and assumptions above remain as stated, Contractor does not anticipate any schedule impacts to the Project on the critical path of the CPM Schedule through the end of December 2020. In the event of the occurrence of any impacts to the critical path of the CPM Schedule, Contractor shall notify Owner in accordance with Article 6.5 of the Agreement.

3.The detailed cost breakdown of this Change Order is provided in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31))	$1,101,946
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$2,017,994,519
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$4,685,404
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of ................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$2,022,679,923

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was........................................	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31)	$(9,849,287)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$447,846,713
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$447,846,713

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,465,841,232
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$4,685,404
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,470,526,636

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B of this Change Order
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
October 9, 2020	October 2, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth — Jetty Building (00A-4041) — Clean Agent System

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00033 DATE OF CHANGE ORDER: November 2, 2020

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s engineering, procurement and construction services to install the clean agent system in the Jetty Building (00A-4041).

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32)	$5,787,350
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$2,022,679,923
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$2,022,679,923

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31)	$(9,849,287)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$447,846,713
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order...................	$115,915
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$447,962,628

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,470,526,636
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$115,915
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,470,642,551

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Sr Project Mgr
Title	Title
November 18, 2020	November 3, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Vanessa Spare Valves

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00034 DATE OF CHANGE ORDER: November 18, 2020

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s procurement and delivery costs of twenty-four (24) Vanessa spare valves to Owner’s warehouse.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32)	$5,787,350
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$2,022,679,923
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$1,512,435
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$2,024,192,358

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33)	$(9,733,372)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$447,962,628
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$447,962,628

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,470,642,551
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,512,435
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,472,154,986

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Sr Project Mgr
Title	Title
November 19, 2020	November 18, 2020
Date of Signing	Date of Signing